UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2007

CARDIODYNAMICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11868	95-3533362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Nancy Ridge Drive, Suite 300, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 535-0202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of delisting or failure to satisfy a continued listing rule or standard; transfer of listing.

On April 18, 2007, CardioDynamics International Corporation (the “Company”) received a Nasdaq stock market staff deficiency letter from the listing qualifications department indicating that the Company’s common stock failed to comply with the minimum bid price requirement set forth in Nasdaq Marketplace Rule 4450(a)(5) (the “Rule”). The letter was issued in accordance with standard Nasdaq procedures because the Company’s common stock closed below $1.00 per share for 30 consecutive trading days.

The letter further stated that in accordance with Nasdaq Marketplace Rule 4450(e)(2), the Company will be afforded 180 calendar days, or until October 15, 2007, to regain compliance with the minimum bid requirement. To do so, the Company’s stock must meet or exceed the $1.00 minimum bid price for at least 10 consecutive business days. If the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days before October 15, 2007, the Company will achieve compliance with the Rule.

If the Company’s common stock does not achieve compliance with the Rule by October 15, 2007, Nasdaq will provide written notification to the Company that its common stock is subject to delisting. At that time, the Company may appeal Nasdaq’s determination to delist its common stock. Alternatively, the Company may elect to transfer its common stock from the Nasdaq Global Market, where it is currently listed, to the Nasdaq Capital Market if it satisfies all requirements, except for the bid price requirement, for initial inclusion in this market as set forth in Marketplace Rule 4310(c). If the application to transfer its common stock to the Nasdaq Capital Market is approved, the Company will be afforded a second 180 calendar day period to regain compliance while listed on the Nasdaq Capital Market. There can be no assurance, however, that the Company will satisfy the requirements of the Nasdaq Capital Market.

The Company plans to exercise diligent efforts to maintain the listing of its common stock on Nasdaq. A copy of the Company’s press release announcing this information is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, issued on April 20, 2007, relating to the receipt of a Nasdaq notification.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2007

CARDIODYNAMICS INTERNATIONAL CORPORATION

By:	/s/ Stephen P. Loomis
Name:	Stephen P. Loomis
Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, issued on April 20, 2007, relating to the receipt of a Nasdaq notification.

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